Form N-CSR Item 13(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance New York Municipal Bond Fund (the “Fund”), that:

(a)

the Semiannual Report of the Fund on Form N-CSR for the period ended March 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Eaton Vance New York Municipal Bond Fund

Date: May 23, 2022

/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: May 23, 2022

/s/ Eric A. Stein
Eric A. Stein
President